Exhibit 99.1 Advanced Markets & Technologies Enabling a mobile, intelligent, and electric future May 20, 2021 Investor Event Copyright 2021, II-VI Incorporated. All rights reservedExhibit 99.1 Advanced Markets & Technologies Enabling a mobile, intelligent, and electric future May 20, 2021 Investor Event Copyright 2021, II-VI Incorporated. All rights reserved

Forward-looking Statements This presentation contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going forward basis. The forward-looking statements in this presentation involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. The Company believes that all forward-looking statements made by it in this presentation have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this presentation include but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020 and additional risk factors that may be identified from time to time in future filings of the Company; (iii) the conditions to the completion of the Company’s pending business combination transaction with Coherent, Inc. (the “Transaction”) and the remaining equity investment by Bain Capital, LP, including the receipt of any required shareholder and regulatory approvals, and the risks that those conditions will not be satisfied in a timely manner or at all; (iv) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the merger agreement relating to the Transaction, including the receipt by Coherent, Inc. (“Coherent”) of an unsolicited proposal from a third party; (v) the Company’s ability to finance the Transaction, the substantial indebtedness the Company expects to incur in connection with the Transaction and the need to generate sufficient cash flows to service and repay such debt; (vi) the possibility that the Company may be unable to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and to successfully integrate Coherent’s operations with those of the Company; (vii) the possibility that such integration may be more difficult, time- consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Transaction; (viii) litigation and any unexpected costs, charges or expenses resulting from the Transaction; (ix) the risk that disruption from the Transaction materially and adversely affects the respective businesses and operations of the Company and Coherent; (x) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the Transaction; (xi) the ability of the Company to retain and hire key employees; (xii) the purchasing patterns of customers and end users; (xiii) the timely release of new products, and acceptance of such new products by the market; (xiv) the introduction of new products by competitors and other competitive responses; (xv) the Company’s ability to assimilate recently acquired businesses and realize synergies, cost savings and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xvi) the Company’s ability to devise and execute strategies to respond to market conditions; (xvii) the risks to anticipated growth in industries and sectors in which the Company and Coherent operate; (xviii) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xix) the risks that the Company’s stock price will not trade in line with industrial technology leaders; and/or (xx) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics or outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the joint proxy statement/prospectus included in the registration statement on Form S-4 (File No. 333- 255547) filed with the SEC in connection with the Transaction (the “Form S-4”). While the list of factors discussed above and the list of factors presented in the Form S-4 are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Neither the Company nor Coherent assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Copyright 2021, II-VI Incorporated. All rights reserved Page 2Forward-looking Statements This presentation contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going forward basis. The forward-looking statements in this presentation involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. The Company believes that all forward-looking statements made by it in this presentation have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this presentation include but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020 and additional risk factors that may be identified from time to time in future filings of the Company; (iii) the conditions to the completion of the Company’s pending business combination transaction with Coherent, Inc. (the “Transaction”) and the remaining equity investment by Bain Capital, LP, including the receipt of any required shareholder and regulatory approvals, and the risks that those conditions will not be satisfied in a timely manner or at all; (iv) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the merger agreement relating to the Transaction, including the receipt by Coherent, Inc. (“Coherent”) of an unsolicited proposal from a third party; (v) the Company’s ability to finance the Transaction, the substantial indebtedness the Company expects to incur in connection with the Transaction and the need to generate sufficient cash flows to service and repay such debt; (vi) the possibility that the Company may be unable to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and to successfully integrate Coherent’s operations with those of the Company; (vii) the possibility that such integration may be more difficult, time- consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Transaction; (viii) litigation and any unexpected costs, charges or expenses resulting from the Transaction; (ix) the risk that disruption from the Transaction materially and adversely affects the respective businesses and operations of the Company and Coherent; (x) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the Transaction; (xi) the ability of the Company to retain and hire key employees; (xii) the purchasing patterns of customers and end users; (xiii) the timely release of new products, and acceptance of such new products by the market; (xiv) the introduction of new products by competitors and other competitive responses; (xv) the Company’s ability to assimilate recently acquired businesses and realize synergies, cost savings and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xvi) the Company’s ability to devise and execute strategies to respond to market conditions; (xvii) the risks to anticipated growth in industries and sectors in which the Company and Coherent operate; (xviii) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xix) the risks that the Company’s stock price will not trade in line with industrial technology leaders; and/or (xx) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics or outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the joint proxy statement/prospectus included in the registration statement on Form S-4 (File No. 333- 255547) filed with the SEC in connection with the Transaction (the “Form S-4”). While the list of factors discussed above and the list of factors presented in the Form S-4 are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Neither the Company nor Coherent assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Copyright 2021, II-VI Incorporated. All rights reserved Page 2

Expanding Into Growing Markets for 50 Years From inspired and humble beginnings 50 years ago as an engineered materials company, II-VI has emerged as a leader in multiple end markets. Aerospace & Semi-cap. Consumer Communications Automotive Industrial Life Sciences Defense Equipment Electronics Copyright 2021, II-VI Incorporated. All rights reserved Page 3Expanding Into Growing Markets for 50 Years From inspired and humble beginnings 50 years ago as an engineered materials company, II-VI has emerged as a leader in multiple end markets. Aerospace & Semi-cap. Consumer Communications Automotive Industrial Life Sciences Defense Equipment Electronics Copyright 2021, II-VI Incorporated. All rights reserved Page 3

A Leader in Engineered Materials II-VI recently became a member of the World Economic Forum where we will focus our contributions on the Advanced Manufacturing and Production Platform, including technology adoption, workforce development, and the development of resilient supply chains. Copyright 2021, II-VI Incorporated. All rights reserved Page 4A Leader in Engineered Materials II-VI recently became a member of the World Economic Forum where we will focus our contributions on the Advanced Manufacturing and Production Platform, including technology adoption, workforce development, and the development of resilient supply chains. Copyright 2021, II-VI Incorporated. All rights reserved Page 4

II-VI Foundation Dr. Carl J. Johnson and his wife, Margot Johnson, built in 2007 the II-VI Foundation to support a great number of students around the world. In 2021, II-VI pledged its Dr. Carl J. Johnson support with a contribution Co-founder and first CEO of II-VI (1971) of one million dollars. Co-founder of the II-VI Foundation (2007) “We are mainly constrained by the quality of our materials and the limits of our imaginations.” Copyright 2021, II-VI Incorporated. All rights reserved Page 5II-VI Foundation Dr. Carl J. Johnson and his wife, Margot Johnson, built in 2007 the II-VI Foundation to support a great number of students around the world. In 2021, II-VI pledged its Dr. Carl J. Johnson support with a contribution Co-founder and first CEO of II-VI (1971) of one million dollars. Co-founder of the II-VI Foundation (2007) “We are mainly constrained by the quality of our materials and the limits of our imaginations.” Copyright 2021, II-VI Incorporated. All rights reserved Page 5

II-VI’s Global Actions with Global Impact II-VI has entered into renewable-energy contracts for 15 facilities in the U.S. and Europe, representing about 20% of our annual energy consumption. We expect to expand the program to our manufacturing sites in Asia. Environmental Clean Water Renewable Wastewater Clean Energy STEM Resources Energy Advocate Program Treatment Management II-VI Global ESG-Related Initiatives & Activities Copyright 2021, II-VI Incorporated. All rights reserved Page 6II-VI’s Global Actions with Global Impact II-VI has entered into renewable-energy contracts for 15 facilities in the U.S. and Europe, representing about 20% of our annual energy consumption. We expect to expand the program to our manufacturing sites in Asia. Environmental Clean Water Renewable Wastewater Clean Energy STEM Resources Energy Advocate Program Treatment Management II-VI Global ESG-Related Initiatives & Activities Copyright 2021, II-VI Incorporated. All rights reserved Page 6

II-VI’s Global Footprint 1971 22,000+ 75 18 Year Worldwide Worldwide Countries Founded Employees Locations Copyright 2021, II-VI Incorporated. All rights reserved Page 7II-VI’s Global Footprint 1971 22,000+ 75 18 Year Worldwide Worldwide Countries Founded Employees Locations Copyright 2021, II-VI Incorporated. All rights reserved Page 7

Today’s Speakers Giovanni Chris Sanjai Julie Sohail Barbarossa Koeppen Parthasarathi Eng Khan Innovation OCHIP Optical 3D Sensing Wide- Strategy Platform and Communications Bandgap Battery Electronics Technology Copyright 2021, II-VI Incorporated. All rights reserved Page 8Today’s Speakers Giovanni Chris Sanjai Julie Sohail Barbarossa Koeppen Parthasarathi Eng Khan Innovation OCHIP Optical 3D Sensing Wide- Strategy Platform and Communications Bandgap Battery Electronics Technology Copyright 2021, II-VI Incorporated. All rights reserved Page 8

Innovation StrategyInnovation Strategy

Innovation Strategy Six interlocking and time-tested criteria. 1. Leveraging technology platforms across markets 2. Differentiating products through engineered materials 3. Competitive vertical integration 4. Process-intensive technologies 5. Capital-intensive infrastructures 6. Performance-driven differentiation Copyright 2021, II-VI Incorporated. All rights reserved Page 10Innovation Strategy Six interlocking and time-tested criteria. 1. Leveraging technology platforms across markets 2. Differentiating products through engineered materials 3. Competitive vertical integration 4. Process-intensive technologies 5. Capital-intensive infrastructures 6. Performance-driven differentiation Copyright 2021, II-VI Incorporated. All rights reserved Page 10

Leveraging Technology Platforms Across Markets We invest in technology platforms that we can leverage across multiple 1 end markets and applications, because they are more resilient to individual market cycles. Such a strategy enables us to achieve steadier returns from the investments and, therefore, sustain our investment momentum to scale the platforms and leverage them across adjacent markets, thereby maximizing our returns on investments throughout the cycles. Example: gallium arsenide technology platform GaAs Technology Platform 6-inch VCSELs for VCSELs for Edge-Emitters for 3D Sensing Datacom Industrial Lasers Copyright 2021, II-VI Incorporated. All rights reserved Page 11Leveraging Technology Platforms Across Markets We invest in technology platforms that we can leverage across multiple 1 end markets and applications, because they are more resilient to individual market cycles. Such a strategy enables us to achieve steadier returns from the investments and, therefore, sustain our investment momentum to scale the platforms and leverage them across adjacent markets, thereby maximizing our returns on investments throughout the cycles. Example: gallium arsenide technology platform GaAs Technology Platform 6-inch VCSELs for VCSELs for Edge-Emitters for 3D Sensing Datacom Industrial Lasers Copyright 2021, II-VI Incorporated. All rights reserved Page 11

Products Differentiated Through Engineered Materials We target to differentiate our products by engineering materials that 2 impart functional performance and reliability advantages that are valued by our customers because they differentiate their products. We prefer to develop and manufacture products with the best functional performance and quality, with the lowest cost of ownership, and with the most compelling value for our customers. Examples: zinc selenide, diamond, sapphire, and ceramic materials CVD Sapphire Diamond Ceramics ZnSe Copyright 2021, II-VI Incorporated. All rights reserved Page 12Products Differentiated Through Engineered Materials We target to differentiate our products by engineering materials that 2 impart functional performance and reliability advantages that are valued by our customers because they differentiate their products. We prefer to develop and manufacture products with the best functional performance and quality, with the lowest cost of ownership, and with the most compelling value for our customers. Examples: zinc selenide, diamond, sapphire, and ceramic materials CVD Sapphire Diamond Ceramics ZnSe Copyright 2021, II-VI Incorporated. All rights reserved Page 12

Competitive Vertical Integration We evolve over time to be vertically integrated when it makes 3 competitive sense, and not necessarily to maximize our margins, but rather to remain cost-competitive while protecting our intellectual property, and to have full and direct control of the capacity and quality of our manufacturing operations. Optoelectronics Example: datacom optoelectronics product lines GaAs InP Micro- ICs optics Test & Measurement Copyright 2021, II-VI Incorporated. All rights reserved Page 13Competitive Vertical Integration We evolve over time to be vertically integrated when it makes 3 competitive sense, and not necessarily to maximize our margins, but rather to remain cost-competitive while protecting our intellectual property, and to have full and direct control of the capacity and quality of our manufacturing operations. Optoelectronics Example: datacom optoelectronics product lines GaAs InP Micro- ICs optics Test & Measurement Copyright 2021, II-VI Incorporated. All rights reserved Page 13

Process-, Capital-Intensive & Performance-Driven We invest to research and develop technology platforms that are 4 process-intensive and require complex manufacturing infrastructures, that are capital-intensive, and rely on performance-driven differentiation 5 to lead the market. We like products that can’t be easily reverse- engineered, and that require capital investments in proprietary manufacturing equipment that cannot be purchased on the open market. 6 Example: silicon carbide platform 75 mm 100 mm 150 mm 200 mm Technology Platform SiC 2015 Since Late 1990s Copyright 2021, II-VI Incorporated. All rights reserved Page 14Process-, Capital-Intensive & Performance-Driven We invest to research and develop technology platforms that are 4 process-intensive and require complex manufacturing infrastructures, that are capital-intensive, and rely on performance-driven differentiation 5 to lead the market. We like products that can’t be easily reverse- engineered, and that require capital investments in proprietary manufacturing equipment that cannot be purchased on the open market. 6 Example: silicon carbide platform 75 mm 100 mm 150 mm 200 mm Technology Platform SiC 2015 Since Late 1990s Copyright 2021, II-VI Incorporated. All rights reserved Page 14

Market Megatrends Cloud 3D Sensing Renewable EV AI/ML AR/VR Energy Laser Additive Low-orbit Personalized Manufacturing Industry 4.0 Medicine Satellites Copyright 2021, II-VI Incorporated. All rights reserved Page 15Market Megatrends Cloud 3D Sensing Renewable EV AI/ML AR/VR Energy Laser Additive Low-orbit Personalized Manufacturing Industry 4.0 Medicine Satellites Copyright 2021, II-VI Incorporated. All rights reserved Page 15

OCHIP PlatformOCHIP Platform

OCHIP Technology Platform

OCHIP

OPTOELECTRONICS CHIP HYBRID INTEGRATION PLATFORM

Next-generation modular technology platform enabling ultrahigh density and ultrahigh data-rate optoelectronics integration and wafer-scale assembly.


ICs
Switch, DSP, Drivers
Integrated Optics
InP, Si Photonics
Discretes
VCSELs, Optics
Substrate
Glass, Silicon, Ceramic, Organic

Optical Communications | Commercial Sensors | Life Sciences Sensors

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6-Inch GaAs Benefits Multiple Applications 6-inch GaAs technology developed for 3D sensing now benefits our semiconductor laser product lines for datacom, industrial, and aerospace & defense Edge-Emitter for VCSEL for 3D Sensing VCSEL for Datacom Industrial and A&D Copyright 2021, II-VI Incorporated. All rights reserved Page 186-Inch GaAs Benefits Multiple Applications 6-inch GaAs technology developed for 3D sensing now benefits our semiconductor laser product lines for datacom, industrial, and aerospace & defense Edge-Emitter for VCSEL for 3D Sensing VCSEL for Datacom Industrial and A&D Copyright 2021, II-VI Incorporated. All rights reserved Page 18

Switch Capacity Growth in Datacenters 102.4T SMART Switch CITY Capacity 51.2T (Tbps) SMART 25.6T FACTORY AR/VR 12.8T 6.4T 3.2T AUTONOMOUS IoT 1.28T VEHICLES 640G 2010 2012 2014 2016 2018 2021 Future Copyright 2021, II-VI Incorporated. All rights reserved Page 19Switch Capacity Growth in Datacenters 102.4T SMART Switch CITY Capacity 51.2T (Tbps) SMART 25.6T FACTORY AR/VR 12.8T 6.4T 3.2T AUTONOMOUS IoT 1.28T VEHICLES 640G 2010 2012 2014 2016 2018 2021 Future Copyright 2021, II-VI Incorporated. All rights reserved Page 19

100G PAM-4 VCSEL Technology For such high speeds, power dissipation and signal integrity become a challenge, which OCHIP technology can solve. Copyright 2021, II-VI Incorporated. All rights reserved Page 20100G PAM-4 VCSEL Technology For such high speeds, power dissipation and signal integrity become a challenge, which OCHIP technology can solve. Copyright 2021, II-VI Incorporated. All rights reserved Page 20

COGA Technology for Manufacturing Scalability

ICs
DSP, Drivers

Discretes
VCSELs, Optics

Substrate
Glass

COGA
CHIP-ON-GLASS


8” glass substrate wafer





COGA enables automated multi-chip module assemblies directly on glass substrates, increasing product density, production speed and lowering assembly cost.

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Co-Packaged Optics Reduces Power Consumption



IC
Switch
COGA
CHIP-ON-GLASS
Substrate
Glass, Silicon, Ceramic, Organic
Image courtesy of Samtec

50% - 75% Power Reduction

Co-packaged optics could potentially reduce the power of a 100 Tbps switch fully equipped with transceivers from half to a quarter, depending on the exact configuration.

Co-Packaged Optics (CPO) Modules:

- Multiple transceiver integration
- Bring optics close to the switch
- Save power, improve density

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Future Chip-to-Chip Interconnects



Switch, Processor, FPGA, or GPU
Glass Carrier
16ch x 56GBd LD
4x4ch x2
56Gbd VCSEL



Co-packaged optical module



4x4ch 56Gbd
PIN PD
16ch x 56GBd TIA

- Artificial Intelligence
- Machine Learning
- High-Performance Computing

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Optical Communications Optical Communications

Communications Infrastructure From Edge to Core New applications enabled by the digital transformation continue to drive increased bandwidth at the edge of the network that in turn drives the need for bandwidth upgrades throughout the entire optical network infrastructure. Datacenters Subscribers Access Networks Transport Networks ▪ 5G Wireless▪ Metro▪ Video streaming ▪ Smartphones ▪ Fiber-to-the-home▪ Regional▪ Cloud services ▪ Tablets/computers ▪ Long-haul▪ Social media ▪ Broadband cable ▪ Connected cars ▪ Submarine▪ Big data/AI/ML ▪ Low-orbit satellites ▪ Internet of Things Network Edge Network Core Copyright 2021, II-VI Incorporated. All rights reserved Page 25Communications Infrastructure From Edge to Core New applications enabled by the digital transformation continue to drive increased bandwidth at the edge of the network that in turn drives the need for bandwidth upgrades throughout the entire optical network infrastructure. Datacenters Subscribers Access Networks Transport Networks ▪ 5G Wireless▪ Metro▪ Video streaming ▪ Smartphones ▪ Fiber-to-the-home▪ Regional▪ Cloud services ▪ Tablets/computers ▪ Long-haul▪ Social media ▪ Broadband cable ▪ Connected cars ▪ Submarine▪ Big data/AI/ML ▪ Low-orbit satellites ▪ Internet of Things Network Edge Network Core Copyright 2021, II-VI Incorporated. All rights reserved Page 25

Market Evolution: Drive to Higher Speeds $8,000 $7,000 $6,000 800G $5,000 $4,000 400G $3,000 200G $2,000 100G $1,000 $- 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 1G 10G 25G 40G 50G 100G 200G 400G 800G Legacy/discontinued Copyright 2021, II-VI Incorporated. All rights reserved Page 26 Market Size ($M)Market Evolution: Drive to Higher Speeds $8,000 $7,000 $6,000 800G $5,000 $4,000 400G $3,000 200G $2,000 100G $1,000 $- 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 1G 10G 25G 40G 50G 100G 200G 400G 800G Legacy/discontinued Copyright 2021, II-VI Incorporated. All rights reserved Page 26 Market Size ($M)

Semiconductor Lasers for Optical Communications

The laser is at heart of any transceiver and is a key enabling component for higher-speed optical communications.

VCSEL	Directly Modulated Laser (DML)	Externally Modulated Laser (EML)	Tunable Laser
			
Up to 300 m	Up to 10 km	Up to 40 km	1000's of km
			

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Introducing the IC-TROSA Built on industry-leading indium phosphide technology platform. Copyright 2021, II-VI Incorporated. All rights reserved Page 28Introducing the IC-TROSA Built on industry-leading indium phosphide technology platform. Copyright 2021, II-VI Incorporated. All rights reserved Page 28

EUV Lithography

II-VI laser optics and engineered ceramics enable the emergence of 5 nm nodes in leading-edge ICs.



Shrinking node sizes
10 nm
7 nm
5 nm

Integrated Circuits

II-VI PRODUCTS FOR EUV LITHOGRAPHY:

- Structural ceramic subsystems
- EUV source focusing optics
- Power amplifier diamond optics
- CO2 laser optics



EUV Lithography System

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IC-TROSA Seamless Integration into 400G QSFP-DD The IC-TROSA is easy to integrate into a pluggable form factor like QSFP-DD or OSFP with any DSP. InP technology enables high output power. 400G QSFP-DD Copyright 2021, II-VI Incorporated. All rights reserved Page 30IC-TROSA Seamless Integration into 400G QSFP-DD The IC-TROSA is easy to integrate into a pluggable form factor like QSFP-DD or OSFP with any DSP. InP technology enables high output power. 400G QSFP-DD Copyright 2021, II-VI Incorporated. All rights reserved Page 30

High Output Power of IC-TROSA Reduces Capex Amplifier Amplifier Switch Switch or or Router Router 400G 400G The intrinsic ability of indium phosphide to achieve higher output power than silicon photonics enables a simplification of the network architecture, with fewer optical amplifiers in metro and regional networks. Copyright 2021, II-VI Incorporated. All rights reserved Page 31High Output Power of IC-TROSA Reduces Capex Amplifier Amplifier Switch Switch or or Router Router 400G 400G The intrinsic ability of indium phosphide to achieve higher output power than silicon photonics enables a simplification of the network architecture, with fewer optical amplifiers in metro and regional networks. Copyright 2021, II-VI Incorporated. All rights reserved Page 31

Benefits of the Pluggable Optical Line System (POLS)

POLS collapses the functionality provided by a rack-mounted optical line system into a pluggable device.

- Compactness: zero RU
- Cost reduction: ~5x
- Power reduction: ~50%
- Pluggability: Standard form factor
- Easy installation: Asymmetric front panel connectors
- Colorless optical mux/demux
- Simple: Auto-provisioning & self-configuring
- Future proof for evolution and further integration



Plug & Play

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IC-TROSA is a Leading Technology for Open ROADM Transponders Transponders ROADM Switch Switch or Reconfigurable Optical Add-Drop or ROADM ROADM Multiplexer (ROADM) Network Nodes Router Router ROADM The Open ROADM consortium is redefining reconfigurable metro and long-haul networks to be built using standardized, interoperable network elements, controlled through open software interfaces. Copyright 2021, II-VI Incorporated. All rights reserved Page 33IC-TROSA is a Leading Technology for Open ROADM Transponders Transponders ROADM Switch Switch or Reconfigurable Optical Add-Drop or ROADM ROADM Multiplexer (ROADM) Network Nodes Router Router ROADM The Open ROADM consortium is redefining reconfigurable metro and long-haul networks to be built using standardized, interoperable network elements, controlled through open software interfaces. Copyright 2021, II-VI Incorporated. All rights reserved Page 33

3D Sensing 3D Sensing

VCSELs in New Applications Proximity sensing in earbuds Robotic vacuum cleaners Food delivery robots Warehouse robots Copyright 2021, II-VI Incorporated. All rights reserved Page 35VCSELs in New Applications Proximity sensing in earbuds Robotic vacuum cleaners Food delivery robots Warehouse robots Copyright 2021, II-VI Incorporated. All rights reserved Page 35

VCSELs on Front Side of Smartphones Facial biometrics to unlock the screen or to authenticate a user performing a secure financial transaction. Copyright 2021, II-VI Incorporated. All rights reserved Page 36VCSELs on Front Side of Smartphones Facial biometrics to unlock the screen or to authenticate a user performing a secure financial transaction. Copyright 2021, II-VI Incorporated. All rights reserved Page 36

VCSELs for Automotive In-Cabin Sensing Monitoring ▪ Alertness of the driver ▪ Position of passengers To prevent accidents or reduce injury with more accurate and timely deployment of airbags. Copyright 2021, II-VI Incorporated. All rights reserved Page 37VCSELs for Automotive In-Cabin Sensing Monitoring ▪ Alertness of the driver ▪ Position of passengers To prevent accidents or reduce injury with more accurate and timely deployment of airbags. Copyright 2021, II-VI Incorporated. All rights reserved Page 37

VCSELs for Augmented Reality Users can check the way a piece of furniture looks inside their home before making a purchase online. Copyright 2021, II-VI Incorporated. All rights reserved Page 38VCSELs for Augmented Reality Users can check the way a piece of furniture looks inside their home before making a purchase online. Copyright 2021, II-VI Incorporated. All rights reserved Page 38

Augmented Reality in Smart Factories Technicians wear AR headsets to visualize the step-by-step assembly of complex systems or to be guided efficiently through elaborate troubleshooting procedures and to control quality. Copyright 2021, II-VI Incorporated. All rights reserved Page 39Augmented Reality in Smart Factories Technicians wear AR headsets to visualize the step-by-step assembly of complex systems or to be guided efficiently through elaborate troubleshooting procedures and to control quality. Copyright 2021, II-VI Incorporated. All rights reserved Page 39

Toward Higher Power: Multi-Junction VCSELs Double-Junction Performance Double-junction ▪ 4.9 W peak power at 2.5% duty cycle VCSEL array chip ▪ 52% power-conversion efficiency at 2.7 A ▪ >100 W peak power at 0.01% duty cycle Copyright 2021, II-VI Incorporated. All rights reserved Page 40Toward Higher Power: Multi-Junction VCSELs Double-Junction Performance Double-junction ▪ 4.9 W peak power at 2.5% duty cycle VCSEL array chip ▪ 52% power-conversion efficiency at 2.7 A ▪ >100 W peak power at 0.01% duty cycle Copyright 2021, II-VI Incorporated. All rights reserved Page 40

Vertical Integration: VCSEL Illumination Modules U.S. and European transportation safety regulators are increasingly recommending or requiring driver and occupancy monitoring systems in vehicles. VCSEL illumination module Copyright 2021, II-VI Incorporated. All rights reserved Page 41Vertical Integration: VCSEL Illumination Modules U.S. and European transportation safety regulators are increasingly recommending or requiring driver and occupancy monitoring systems in vehicles. VCSEL illumination module Copyright 2021, II-VI Incorporated. All rights reserved Page 41

IC Design Capabilities for Sensing World-class CMOS analog and digital IC design team with almost two decades of experience in designing drivers for optoelectronics. 350 million ICs shipped within transceiver products over the past 10 years. IC designs for VCSEL arrays will leverage co-packaging as part of the OCHIP platform. Copyright 2021, II-VI Incorporated. All rights reserved Page 42IC Design Capabilities for Sensing World-class CMOS analog and digital IC design team with almost two decades of experience in designing drivers for optoelectronics. 350 million ICs shipped within transceiver products over the past 10 years. IC designs for VCSEL arrays will leverage co-packaging as part of the OCHIP platform. Copyright 2021, II-VI Incorporated. All rights reserved Page 42

Wide-Bandgap ElectronicsWide-Bandgap Electronics

Growing Perfect SiC Crystal Structure is Critical Carbon Silicon It’s important that each atom of silicon and carbon finds its intended location in the crystal structure as we grow it in our furnaces at extremely high temperatures. Copyright 2021, II-VI Incorporated. All rights reserved Page 44Growing Perfect SiC Crystal Structure is Critical Carbon Silicon It’s important that each atom of silicon and carbon finds its intended location in the crystal structure as we grow it in our furnaces at extremely high temperatures. Copyright 2021, II-VI Incorporated. All rights reserved Page 44

Two Decades of SiC Materials Innovation World’s First 3’’ Wafer 200 mm Wafer Manufacturing 100 mm Wafer 150 mm Wafer Demonstrated Demonstrated Demonstrated High-Quality Wafer Manufacturing 4H n-Type 6H SI Manufacturing 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 24 Years Back-end Processing in China Maintaining a perfect crystal 200 mm Wafer Manufacturing structure becomes more challenging with larger substrate diameters. Copyright 2021, II-VI Incorporated. All rights reserved Page 45Two Decades of SiC Materials Innovation World’s First 3’’ Wafer 200 mm Wafer Manufacturing 100 mm Wafer 150 mm Wafer Demonstrated Demonstrated Demonstrated High-Quality Wafer Manufacturing 4H n-Type 6H SI Manufacturing 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 24 Years Back-end Processing in China Maintaining a perfect crystal 200 mm Wafer Manufacturing structure becomes more challenging with larger substrate diameters. Copyright 2021, II-VI Incorporated. All rights reserved Page 45

Advantages of SiC over Si for Power Electronics Operates at much higher temperatures, Increases driving range of electric eliminating the need for cooling vehicles by 10% or more on a single components. charge. Sustains voltages 10 times higher and Switches 10 times faster, reducing the carries currents of up to 5 times higher, size and complexity of circuits. enabling smaller devices. Copyright 2021, II-VI Incorporated. All rights reserved Page 46Advantages of SiC over Si for Power Electronics Operates at much higher temperatures, Increases driving range of electric eliminating the need for cooling vehicles by 10% or more on a single components. charge. Sustains voltages 10 times higher and Switches 10 times faster, reducing the carries currents of up to 5 times higher, size and complexity of circuits. enabling smaller devices. Copyright 2021, II-VI Incorporated. All rights reserved Page 46

Leveraging 3DSiC® for >1 kV SiC Devices 3DSiC® enables the growth of very thick epitaxial layers in multiple regrowth steps to create buried-grid structures that enable power devices operating at >1 kV. Copyright 2021, II-VI Incorporated. All rights reserved Page 47Leveraging 3DSiC® for >1 kV SiC Devices 3DSiC® enables the growth of very thick epitaxial layers in multiple regrowth steps to create buried-grid structures that enable power devices operating at >1 kV. Copyright 2021, II-VI Incorporated. All rights reserved Page 47

800 V Batteries Require >1 kV SiC Devices 800 V batteries will enable powerful cars with faster acceleration, but also lower cost and faster battery charging. Copyright 2021, II-VI Incorporated. All rights reserved Page 48800 V Batteries Require >1 kV SiC Devices 800 V batteries will enable powerful cars with faster acceleration, but also lower cost and faster battery charging. Copyright 2021, II-VI Incorporated. All rights reserved Page 48

SiC Power Electronics for EV System Integration The EV industry is moving toward system integration to reduce size, weight, and cost. This requires power electronics subsystems that are more compact to fit into a smaller space. ▪ Integration of multiple powertrain converters ▪ Integration of the motor drive with the inverter Copyright 2021, II-VI Incorporated. All rights reserved Page 49SiC Power Electronics for EV System Integration The EV industry is moving toward system integration to reduce size, weight, and cost. This requires power electronics subsystems that are more compact to fit into a smaller space. ▪ Integration of multiple powertrain converters ▪ Integration of the motor drive with the inverter Copyright 2021, II-VI Incorporated. All rights reserved Page 49

Additional Markets for >1 kV SiC Devices





Electric trains
Electric planes



Industrial robots
Datacenters
Heavy machinery








ENERGY STORAGE

Solar energy
Wind power
Smart power grids
Microgrids





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Accelerating Time-to-Market with GE Technology

In June 2020, II-VI licensed technology from GE to manufacture silicon carbide devices and modules for power electronics.

GE recent milestones in SiC

- **2015** — 6" device fabrication and packaging.
- **2017** — 200^{0}C rated surface mount. 1.2 kV, 25 mΩ Gen3 AEC-Q101 qualified.
- **2020** — Aviation industry-first SiC converter with GE SiC certified.

GE is a trademark of General Electric Company

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Leveraging a Vertically Integrated SiC Platform Vertical This market, which is still at an early stage, Integration could quickly take off within a few years and reach $30 billion dollars by 2030. GE Technology (1) Significant SiC Market Opportunity II-VI and GE Technology ($bn) $30+ II-VI and GE Technology II-VI (3DSiC®) $0.5 II-VI 2020 2030 (1) Internal company estimates. Includes module and device TAM. Copyright 2021, II-VI Incorporated. All rights reserved Page 52Leveraging a Vertically Integrated SiC Platform Vertical This market, which is still at an early stage, Integration could quickly take off within a few years and reach $30 billion dollars by 2030. GE Technology (1) Significant SiC Market Opportunity II-VI and GE Technology ($bn) $30+ II-VI and GE Technology II-VI (3DSiC®) $0.5 II-VI 2020 2030 (1) Internal company estimates. Includes module and device TAM. Copyright 2021, II-VI Incorporated. All rights reserved Page 52

Battery TechnologyBattery Technology

Lithium-ion Battery II-VI has been developing cathode technology since 2014. Anode Electrolyte Electrolyte Cathode Separator Copyright 2021, II-VI Incorporated. All rights reserved Page 54Lithium-ion Battery II-VI has been developing cathode technology since 2014. Anode Electrolyte Electrolyte Cathode Separator Copyright 2021, II-VI Incorporated. All rights reserved Page 54

Higher Energy Storage With Sulfur Sulfur-based cathode technology can store a lot more energy than the current cobalt-based technology. Existing Cathode Technology II-VI Cathode Technology Lithium cobalt oxide Sulfur-carbon Copyright 2021, II-VI Incorporated. All rights reserved Page 55Higher Energy Storage With Sulfur Sulfur-based cathode technology can store a lot more energy than the current cobalt-based technology. Existing Cathode Technology II-VI Cathode Technology Lithium cobalt oxide Sulfur-carbon Copyright 2021, II-VI Incorporated. All rights reserved Page 55

II-VI Cathode Technology Enabler

CARBON SKELETON STRUCTURE

At the Carl J. Johnson Advanced Materials Technology Center, II-VI engineered a proprietary skeleton structure made of carbon atoms that keeps sulfur from migrating to the electrolyte, making sulfur cathode technology viable for batteries for the first time.

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II-VI Cathode Technology Performance 1000 Up to 2x Energy Existing 100 Li-ion Li-ion Batteries Batteries With SeS-C Cathodes Up to 10x Power 10 100 1000 10000 Power (W/kg) Copyright 2021, II-VI Incorporated. All rights reserved Page 57 Energy (Wh/kg)II-VI Cathode Technology Performance 1000 Up to 2x Energy Existing 100 Li-ion Li-ion Batteries Batteries With SeS-C Cathodes Up to 10x Power 10 100 1000 10000 Power (W/kg) Copyright 2021, II-VI Incorporated. All rights reserved Page 57 Energy (Wh/kg)

Sulfur Cathodes Enables Stable U.S. Supply Chain II-VI cathode technology is cobalt-free. % of Global Resources 20% <1% in U.S. Conflict Yes No Mineral 2020 U.S. Geological Survey Copyright 2021, II-VI Incorporated. All rights reserved Page 58Sulfur Cathodes Enables Stable U.S. Supply Chain II-VI cathode technology is cobalt-free. % of Global Resources 20% <1% in U.S. Conflict Yes No Mineral 2020 U.S. Geological Survey Copyright 2021, II-VI Incorporated. All rights reserved Page 58

Energy Storage at Scale on Utility Grid ENERGY STORAGE NEWS* U.S. states with energy storage mandates, targets and goals:* “New York Climate Leadership and Community Protection Act: Energy storage target of 3 GW of storage deployment by 2030 to support the transition away from reliance on fossil fuels.” “The California Independent System Operator (CAISO) believes that the amount of battery storage on its transmission system will increase • California• New York four-fold between late 2020 to this summer, • Massachusetts• Oregon from about 250 MW of storage resources • Nevada• Virginia connected to the grid, to 2,000 MW by the • New Jersey beginning of August 2021.“ *Source: Energy Storage News - https://www.energy-storage.news/ Copyright 2021, II-VI Incorporated. All rights reserved Page 59Energy Storage at Scale on Utility Grid ENERGY STORAGE NEWS* U.S. states with energy storage mandates, targets and goals:* “New York Climate Leadership and Community Protection Act: Energy storage target of 3 GW of storage deployment by 2030 to support the transition away from reliance on fossil fuels.” “The California Independent System Operator (CAISO) believes that the amount of battery storage on its transmission system will increase • California• New York four-fold between late 2020 to this summer, • Massachusetts• Oregon from about 250 MW of storage resources • Nevada• Virginia connected to the grid, to 2,000 MW by the • New Jersey beginning of August 2021.“ *Source: Energy Storage News - https://www.energy-storage.news/ Copyright 2021, II-VI Incorporated. All rights reserved Page 59

Selenium-Sulfur Mix Optimized for the Application II-VI cathode technology can incorporate a mix of Selenium-Sulfur-Carbon Cathodes selenium and sulfur to engineer optimal tradeoff Theoretical Capacity Material (mAh/g) in energy storage capacity vs. power delivery. Se-C 675 Se S-C 842 Greater sulfur content 5 maximizes energy Se S -C 961 5 2 storage. Se S -C 1119 5 4 SeS-C 1175 Greater selenium content Se S -C 1300 3 5 maximizes power delivery SeS -C 1342 and enables faster 2 battery charging times. SeS -C 1550 7 S-C 1675 Copyright 2021, II-VI Incorporated. All rights reserved Page 60Selenium-Sulfur Mix Optimized for the Application II-VI cathode technology can incorporate a mix of Selenium-Sulfur-Carbon Cathodes selenium and sulfur to engineer optimal tradeoff Theoretical Capacity Material (mAh/g) in energy storage capacity vs. power delivery. Se-C 675 Se S-C 842 Greater sulfur content 5 maximizes energy Se S -C 961 5 2 storage. Se S -C 1119 5 4 SeS-C 1175 Greater selenium content Se S -C 1300 3 5 maximizes power delivery SeS -C 1342 and enables faster 2 battery charging times. SeS -C 1550 7 S-C 1675 Copyright 2021, II-VI Incorporated. All rights reserved Page 60

Enabling a mobile, intelligent, and electric futureEnabling a mobile, intelligent, and electric future

Communications, Computing & Sensing Convergence


Sensing
Network Edge
Communications
Network
Computing
Network Core

Augmented reality will require the near-instantaneous superposition of timely information, sourced from datacenters, onto a real scene displayed on a screen.

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Use Cases for High-Speed, Low-Latency Networks Augmented Reality Autonomous Navigation Smart Power Grids Smart Factories Smart Cities Remote Medical Surgery Copyright 2021, II-VI Incorporated. All rights reserved Page 63Use Cases for High-Speed, Low-Latency Networks Augmented Reality Autonomous Navigation Smart Power Grids Smart Factories Smart Cities Remote Medical Surgery Copyright 2021, II-VI Incorporated. All rights reserved Page 63

2019 U.S. Greenhouse Gas Emissions Leveraging renewable sources of energy to power our zero-emission cars, our factories, and our lives has the potential to significantly reduce U.S. greenhouse gas emissions. 29% 25% 23% 6% 10% 7% Transportation Electricity Industry Agriculture Commercial Residential Total U.S. Greenhouse Gas Emissions by Economic Sector in 2019 U.S. Environmental Protection Agency – April 2021 Copyright 2021, II-VI Incorporated. All rights reserved Page 642019 U.S. Greenhouse Gas Emissions Leveraging renewable sources of energy to power our zero-emission cars, our factories, and our lives has the potential to significantly reduce U.S. greenhouse gas emissions. 29% 25% 23% 6% 10% 7% Transportation Electricity Industry Agriculture Commercial Residential Total U.S. Greenhouse Gas Emissions by Economic Sector in 2019 U.S. Environmental Protection Agency – April 2021 Copyright 2021, II-VI Incorporated. All rights reserved Page 64

Enabling an Electric Future Anode Cathode High-Voltage Selenium-Sulfur-Carbon Cathodes Power Electronics for Batteries Copyright 2021, II-VI Incorporated. All rights reserved Page 65Enabling an Electric Future Anode Cathode High-Voltage Selenium-Sulfur-Carbon Cathodes Power Electronics for Batteries Copyright 2021, II-VI Incorporated. All rights reserved Page 65